EXHIBIT 99.4

CBT Financial Corp

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands, except share data)

	September 30, 2017	December 31, 2016
Assets:
Cash and due from banks	$2,071	$2,465
Interest-bearing deposits in other banks	29,951	3,350
Securities available-for-sale	43,869	56,003
Loans	394,817	386,280
Less: allowance for loan losses	2,779	3,617

Net loans	392,038	382,663
Premises and equipment, net	10,180	10,518
Accrued interest receivable	894	1,101
Goodwill	9,760	9,760
Other assets	14,480	14,838

Total assets	$503,243	$480,698

Liabilities:
Deposits:
Noninterest-bearing	$70,636	$66,894
Interest-bearing	367,181	332,844

Total deposits	437,817	399,738
Federal Home Loan Bank advances	—	16,500
Subordinated debentures	9,000	9,000
Accrued interest payable	256	207
Other liabilities	8,034	6,817

Total liabilities	455,107	432,262

Stockholders’ equity:
Common stock (No par value, authorized 10,000 shares; issued: 2017-2015 - 1,485,474; outstanding: 2017-2015 - 1,445,474)	15,081	15,081
Retained earnings	34,363	34,618
Accumulated other comprehensive income	259	304
Treasury stock, 40,000 shares	(1,567)	(1,567)

Total stockholders’ equity	48,136	48,436

Total liabilities and stockholders’ equity	$503,243	$480,698

See notes to consolidated financial statements.

CBT Financial Corp

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	2017	2016	2017	2016
Interest income:
Loans:
Taxable	$4,352	$3,919	$12,690	$11,526
Tax-exempt	82	79	243	231
Investment securities:
Taxable	123	141	382	493
Tax-exempt	102	130	337	417
Dividends	10	6	39	40
Interest-bearing deposits in other banks	62	1	108	5

Total interest income	4,731	4,276	13,799	12,712

Interest expense:
Deposits	627	506	1,790	1,466
Federal Home Loan Bank advances	—	6	14	43
Subordinated debentures	83	90	237	270

Total interest expense	710	602	2,041	1,779

Net interest income	4,021	3,674	11,758	10,933
Provision for loan losses	100	95	940	303

Net interest income after provision for loan losses	3,921	3,579	10,818	10,630

Noninterest income:
Service charges, fees, commissions and other	791	831	2,390	2,350
Commission and fees on fiduciary activities	27	93	68	298
Wealth management income	193	171	609	562
Mortgage banking income	49	45	146	114
Bank owned life insurance	81	84	247	202
Net gain on sale of investment securities available-for-sale	—	—	—	—

Total noninterest income	1,141	1,224	3,460	3,526

Noninterest expense:
Salaries and employee benefits expense	2,872	2,161	7,243	6,473
Occupancy and equipment expense	656	511	1,598	1,418
Other expenses	2,019	944	4,576	2,889

Total noninterest expense	5,547	3,616	13,417	10,780

Income (loss) before income taxes	(485)	1,187	861	3,376
Income tax expense (benefit)	(68)	307	249	870

Net income (loss) available to common shareholders	$(417)	$880	$612	$2,506

Other comprehensive income:
Unrealized gain (loss) on investment securities available-for-sale	(87)	(1)	(63)	168
Unrealized gain (loss) on cash flow hedge	—	21	—	64
Change in pension liability	(4)	159	(5)	159
Income tax benefit related to other comprehensive loss	31	(61)	23	(133)

Other comprehensive income (loss), net of income taxes	(60)	118	(45)	258

Comprehensive income (loss)	$(477)	$998	$567	$2,764

Per share data:
Net income (loss):
Basic and diluted	$(0.29)	$0.61	$0.42	$1.73
Average common shares outstanding:
Basic and diluted	1,445,474	1,445,474	1,445,474	1,445,474
Dividends declared	—	0.30	0.60	0.90

See notes to consolidated financial statements

CBT Financial Corp

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

(Dollars in thousands, except per share data)

	Nine Months Ended September 30, 2017 and 2016 (Unaudited)
(Unaudited)	Preferred Stock	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Treasury Stock	Total
Balance, January 1, 2016	$—	$15,095	$33,057	$350	$(1,567)	$46,935
Net income			2,506			2,506
Other comprehensive gain, net of income taxes				258		258
Cancellation of shareholder rights		(14)				(14)
Dividends declared: $0.90 per share			(1,302)			(1,302)

Balance, September 30, 2016	$—	$15,081	$34,261	$608	$(1,567)	$48,383

(Unaudited)
Balance, January 1, 2017	—	15,081	34,618	304	(1,567)	48,436
Net income			612			612
Other comprehensive gain, net of income taxes				(45)		(45)
Dividends declared: $0.60 per share			(867)			(867)

Balance, September 30, 2017	$—	$15,081	$34,363	$259	$(1,567)	$48,136

See notes to consolidated financial statements.

CBT Financial Corp

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands, except per share data)

For the Nine Months Ended September 30,	2017	2016
Cash flows from operating activities:
Net income	$612	$2,506
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of bank premises and equipment	571	568
Provision for loan losses	940	303
Net amortization of investment securities available-for-sale	250	331
Net loss on sale of other real estate owned	(7)	—
Amortization of intangible assets	—	(37)
Proceeds from sale of loans originated for sale	2,446	1,984
Net gain on sale of loans originated for sale	(83)	(62)
Loans originated for sale	(2,363)	(1,922)
Life insurance investment income	(247)	(202)
Net change in:
Accrued interest receivable	(207)	(254)
Other assets	(199)	294
Accrued interest payable	49	(7)
Other liabilities	1,125	897

Net cash provided by operating activities	2,887	4,399

Cash flows from investing activities:
Investment securities available-for-sale:
Purchases	—	(1,050)
Proceeds from repayments	11,821	14,115
Proceeds from the sale of other real estate owned	586	223
Net increase in loans	(10,315)	(20,515)
Purchases of premises and equipment	(233)	(369)
Purchase of life insurance	—	(3,000)
Net change in interest-bearing deposits in other financial institutions	(26,601)	(3,899)
Net change in Federal Home Loan Bank stock	749	1,376

Net cash used in investing activities	(23,993)	(13,119)

Cash flows from financing activities:
Net increase in deposits	38,079	38,178
Net decrease in short-term borrowings	(16,500)	(28,700)
Cash dividends paid	(867)	(1,302)
Cancelation of rights plan	—	(14)

Net cash provided by (used in) financing activities	20,712	8,162

Net increase (decrease) in cash and cash equivalents	(394)	(558)
Cash and cash equivalents - beginning	2,465	2,532

Cash and cash equivalents - ending	$2,071	$1,974

Supplemental disclosures:
Cash paid during period for:
Interest	$1,992	$2,033
Income taxes	$589	$860
Noncash items from investing activities:
Other real estate acquired in settlement of loans	$110	$242

See notes to consolidated financial statements

CBT Financial Corp

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands, except per share data)

1. Summary of significant accounting policies:

Nature of Operations

CBT Financial Corp. (the “Company” or “CBT”), a bank holding company incorporated under the laws of Pennsylvania, provides a full range of financial services through its wholly-owned subsidiary, CBT Bank (the “Bank”). The Company services its retail and commercial customers through 13 community banking offices and three limited purpose offices located within Clearfield, Blair, Centre and Huntingdon Counties in Pennsylvania.

Basis of presentation:

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP’) for interim financial information. In the opinion of management, all normal recurring adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. All significant intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current year’s presentation. These reclassifications did not have any effect on the operating results or financial position of the Company. The operating results and financial position of the Company for the three and nine months ended and as of September 30, 2017, are not necessarily indicative of the results of operations and financial position that may be expected in the future. The condensed consolidated balance sheet at December 31, 2016 has been derived from the audited financial statements at that date but does not include all of the information and disclosures required by GAAP for complete financial statements. Accordingly, these unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s 2016 Annual Report.

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On October 2, 2017, Riverview Financial Corporation (“Riverview”) announced the completion of its merger of equals with CBT, effective October 1, 2017 at 12:01 a.m., Eastern Time, pursuant to the Agreement and Plan of Merger (the “Agreement”) between Riverview and CBT, dated April 19, 2017. At the effective time, CBT was merged with and into Riverview, with Riverview surviving. Additionally, CBT Bank, the wholly-owned subsidiary of CBT, merged with and into Riverview Bank, the wholly-owned subsidiary of Riverview, with Riverview Bank as the surviving institution.

Under the terms of the Agreement, each outstanding share of CBT common stock was converted into the right to receive 2.86 shares of Riverview common stock and cash in lieu of fractional shares. As of the closing date, there were 1,445,474 outstanding shares of CBT common stock. Cash for any fractional shares of Riverview common stock was based on $12.87 for each whole share, based on the average market price of Riverview common stock for the ten trading days ending September 27, 2017.

2. Other comprehensive income (loss):

The components of other comprehensive income (loss) and their related tax effects are reported in the Consolidated Statements of Income and Comprehensive Income (Loss). The accumulated other comprehensive income (loss) included in the Consolidated Balance Sheets relates to net unrealized gains and losses on investment securities available-for-sale and benefit plan adjustments.

The components of accumulated other comprehensive income (loss) included in stockholders’ equity at September 30, 2017 and December 31, 2016 is as follows:

	September 30, 2017	December 31, 2016
Net unrealized gain on investment securities available-for-sale	$366	$429
Income tax expense	124	146

Net of income taxes	242	283

Benefit plan adjustments	27	31
Income tax expense	9	11

Net of income taxes	18	20

Accumulated other comprehensive income (loss)	$259	$304

Other comprehensive income (loss) and related tax effects for the three and nine months ended September 30, 2017 and 2016 is as follows:

Three months ended September 30,	2017	2016
Unrealized gain (loss) on investment securities available-for-sale	$(58)	$(1)
Benefit plans:
Amortization of actuarial loss (gain)	—	—
Actuarial (loss) gain	(2)	105

Net change in benefit plan liabilities	(2)	105
Unrealized gain (loss) on cash flow hedge	—	14
Other comprehensive income (loss) gain before taxes	(60)	118

Income tax expense (benefit)	(20)	40

Other comprehensive income (loss)	$(40)	$78

Nine months ended September 30,	2017	2016
Unrealized gain (loss) on investment securities available-for-sale	$(63)	$168
Benefit plans:
Amortization of actuarial loss (gain)	—	—
Actuarial (loss) gain	(5)	159

Net change in benefit plan liabilities	(5)	159
Unrealized gain (loss) on cash flow hedge	—	64
Other comprehensive income (loss) gain before taxes	(68)	391

Income tax expense (benefit)	(23)	133

Other comprehensive income (loss)	$(45)	$258

3. Earnings (loss) per share:

The following table provides a reconciliation between the computation of basic and diluted earnings (loss) per share for the three and nine months ended September 30, 2017 and 2016:

Three months ended September 30,	2017	2016
Numerator:
Net income (loss) available to common stockholders	$(417)	$880

Denominator:
Basic and diluted	1,445,474	1,445,474

Earnings (loss) per share:
Basic and diluted	$(0.29)	$0.61

Nine months ended September 30,	2017	2016
Numerator:
Net income (loss) available to common stockholders	$612	$2,506

Denominator:
Basic and diluted	1,445,474	1,445,474

Earnings per share:
Basic and diluted	$0.42	$1.73

4. Investment securities:

The amortized cost and fair value of investment securities available-for-sale aggregated by investment category at September 30, 2017 and December 31, 2016 are summarized as follows:

September 30, 2017	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
State and municipals:
Tax-exempt	$11,742	$297		$12,039
Mortgage-backed securities:
U.S. Government-sponsored enterprises	28,507	291	$209	28,589
Equity securities, mutual funds	3,254		13	3,241

Total	$43,503	$588	$222	$43,869

December 31, 2016	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
State and municipals:
Tax-exempt	$16,052	$316	$7	$16,361
Mortgage-backed securities:
U.S. Government-sponsored enterprises	36,316	377	221	36,472
Equity securities, mutual funds	3,206		36	3,170

Total	$55,574	$693	$264	$56,003

The maturity distribution of the fair value, which is the net carrying amount, of the debt securities classified as available-for-sale at September 30, 2017, is summarized as follows:

September 30, 2017	Fair Value
Within one year	$2,628
After one but within five years	4,690
After five but within ten years	3,158
After ten years	1,563

12,039
Mortgage-backed securities	28,589

Total	$40,628

Securities with a carrying value of $40,249 and $22,746 at September 30, 2017 and December 31, 2016, respectively, were pledged to secure public deposits and repurchase agreements as required or permitted by law.

Securities and short-term investment activities are conducted with a diverse group of government entities, corporations and state and local municipalities. The counterparty’s creditworthiness and type of collateral is evaluated on a case-by-case basis. At September 30, 2017 and December 31, 2016, there were no significant concentrations of credit risk from any one issuer, with the exception of U.S. Government agencies and sponsored enterprises that exceeded 10.0 percent of stockholders’ equity.

The fair value and gross unrealized losses of investment securities with unrealized losses for which an other-than-temporary impairment (“OTTI”) has not been recognized at September 30, 2017 and December 31, 2016, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less than 12 Months		12 Months or More		Total
September 30, 2017	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities:
U.S. Government-sponsored enterprises	$13,839	$209			$13,839	$209
Equity securities, mutual funds	3,254	13			3,254	13

Total	$17,093	$222	$—	$—	$17,093	$222

	Less than 12 Months		12 Months or More		Total
December 31, 2016	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
State and municipals:
Tax-exempt	$601	$7			$601	$7
Mortgage-backed securities:
U.S. Government-sponsored enterprises	8,065	49	$10,132	$172	18,197	221
Equity securities, mutual funds	3,170	36			3,170	36

Total	$11,836	$92	$10,132	$172	$21,968	$264

As of September 30, 2017, the Company’s security portfolio consisted of 57 securities, 17 of which were in an unrealized loss position. As of December 31, 2016, the Company’s security portfolio consisted of 64 securities, 20 of which were in an unrealized loss position.

At September 30, 2017 and December 31, 2016, 100% of the mortgage-backed securities held by the Company were issued by U.S. government-sponsored entities and agencies. In addition, the municipal securities are general obligations of states and municipalities. Because the decline in fair value is attributable to changes in interest rates and not credit quality, and because the Company does not have the intent to sell these mortgage-backed securities and it is unlikely that it will not be required to sell the securities before the anticipated recovery, the Company does not consider these securities to be other-than-temporarily-impaired.

5. Loans, net and allowance for loan losses:

The major classifications of loans outstanding, net of deferred loan origination fees and costs at September 30, 2017 and December 31, 2016 are summarized as follows. Net deferred loan costs were $996 and $1,035 at September 30, 2017 and December 31, 2016.

	September 30, 2017	December 31, 2016
Commercial	$70,356	$74,668
Real estate:
Construction	11,050	4,786
Commercial	198,641	185,875
Residential	103,796	107,427
Consumer	10,974	13,524

Total	$394,817	$386,280

The changes in the allowance for loan losses account by major classification of loan for the three and nine months ended September 30, 2017 and 2016 are summarized as follows:

		Real Estate
September 30, 2017	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Beginning Balance, July 1, 2017	$770	$41	$2,144	$773	$298	$—	$4,026
Charge-offs	(198)		(389)	(495)	(294)		(1,376)
Recoveries	4		1	2	22		29
Provisions	(43)	(13)	(270)	245	181		100

Ending Balance	$533	$28	$1,486	$525	$207	$—	$2,779

		Real Estate
September 30, 2017	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Beginning Balance, January 1, 2017	$676	$41	$1,869	$711	$320		$3,617
Charge-offs	(468)		(389)	(564)	(506)		(1,927)
Recoveries	32		14	36	67		149
Provisions	293	(13)	(8)	342	326	—	940

Ending Balance	$533	$28	$1,486	$525	$207	$—	$2,779

		Real Estate
September 30, 2016	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Beginning Balance, July 1, 2016	$709	$25	$1,475	$742	$356		$3,307
Charge-offs	(8)			(33)	(82)		(123)
Recoveries	5		2		30		37
Provisions	(80)	3	101	36	35	—	95

Ending Balance	$626	$28	$1,578	$745	$339	$—	$3,316

		Real Estate
September 30, 2016	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Beginning Balance, January 1, 2016	$800	$21	$1,362	$626	$325	$85	$3,219
Charge-offs	(61)	—		(48)	(262)		(371)
Recoveries	17	—	14	29	105		165
Provisions	(130)	7	202	138	171	(85)	303

Ending Balance	$626	$28	$1,578	$745	$339	$—	$3,316

The allocation of the allowance for loan losses and the related loans by major classifications of loans at September 30, 2017 and December 31, 2016 is summarized as follows:

		Real Estate
September 30, 2017	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Ending Balance	$533	$28	$1,486	$525	$207	$—	$2,779

Ending balance: individually evaluated for impairment	227		33				260

Ending balance: collectively evaluated for impairment	$306	$28	$1,453	$525	$207		$2,519

Loans receivable:
Ending balance	$70,356	$11,050	$198,641	$103,796	$10,974		$394,817

Ending balance: individually evaluated for impairment	1,027		1,522				2,549

Ending balance: collectively evaluated for impairment	$69,329	$11,050	$197,119	$103,796	$10,974		$392,268

		Real Estate
December 31, 2016	Commercial	Construction	Commercial	Residential	Consumer	Unallocated	Total
Allowance for loan losses:
Ending Balance	$676	$41	$1,869	$711	$320		$3,617

Ending balance: individually evaluated for impairment	375		229				604

Ending balance: collectively evaluated for impairment	$301	$41	$1,640	$711	$320		$3,013

Loans receivable:
Ending balance	$74,668	$4,786	$185,875	$107,427	$13,524		$386,280

Ending balance: individually evaluated for impairment	1,222		4,322	315	104		5,963

Ending balance: collectively evaluated for impairment	$73,446	$4,786	$181,553	$107,112	$13,420		$380,317

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis includes loan relationships with outstanding balances greater than $500 thousand. Other loan relationships are analyzed based on historic payment experience and collateral. Loans over 90 days past due are classified as substandard and loans over 120 days past due are classified as loss, unless collateral is sufficient to cover the loan balance.

Loans listed as not rated are included in groups of homogeneous loans. As of September 30, 2017 and December 31, 2016, and based on the most recent analysis performed, the risk category of loans by class is as follows:

•	Pass - A loan to borrowers with acceptable credit quality and risk that is not adversely classified as Substandard, Doubtful, Loss or designated as Special Mention.

•	Special Mention - Loans classified as special mention have a potential weakness that deserves Management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

•	Substandard - Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

•	Doubtful – Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

•	Loss – Loans classified as loss have all the weaknesses inherent in those classified as doubtful, with the added characteristic that the loan is unsecured and over 120 day past due.

The following tables present the major classification of loans summarized by the aggregate pass rating and the classified ratings of special mention, substandard and doubtful within the Company’s internal risk rating system at September 30, 2017 and December 31, 2016:

September 30, 2017	Not Rated	Pass	Special Mention	Substandard	Total
Commercial	18,155	$49,362	$2,549	$290	$70,356
Real estate:
Construction	2,650	6,770	1,630		11,050
Commercial	22,749	164,677	6,440	4,775	198,641
Residential	81,333	21,239	810	414	103,796
Consumer	10,828	17	129		10,974

Total	$135,715	$242,065	$11,558	$5,479	$394,817

December 31, 2016	Not Rated	Pass	Special Mention	Substandard	Total
Commercial	$17,623	$55,189	$1,284	$572	$74,668
Real estate:
Construction	1,835	2,951			4,786
Commercial	23,759	157,495	2,246	2,375	185,875
Residential	83,480	23,415	87	445	107,427
Consumer	13,468	23		33	13,524

Total	$140,165	$239,073	$3,617	$3,425	$386,280

Information concerning nonaccrual loans by major loan classification at September 30, 2017 and December 31, 2016 is summarized as follows:

	September 30, 2017	December 31, 2016
Commercial	$1,027	$321
Real estate:
Construction
Commercial	779	1,150
Residential	262	300
Consumer		29

Total	$2,068	$1,800

The major classifications of loans by past due status at September 30, 2017 and December 31, 2016 are summarized as follows:

September 30, 2017	30-59 Days Past Due	60-89 Days Past Due	Still Accruing Greater than 89 Days Past Due	Total Past Due Still Accruing	Total Loans Not Past Due	Total Nonaccrual	Total Loans
Commercial	$155			$155	$69,174	$1,027	$70,356
Real estate:
Construction					11,050		11,050
Commercial	18			18	197,844	779	198,641
Residential	596			596	102,938	262	103,796
Consumer	107			107	10,867		10,974

Total	$876	$—	$—	$876	$391,873	$2,068	$394,817

December 31, 2016	30-59 Days Past Due	60-89 Days Past Due	Still Accruing Greater than 89 Days Past Due	Total Past Due Still Accruing	Total Loans Not Past Due	Total Nonaccrual	Total Loans
Commercial	$46			$46	$74,301	$321	$74,668
Real estate:
Construction					4,786		4,786
Commercial	208			208	184,517	1,150	185,875
Residential	462	$153		615	106,512	300	107,427
Consumer	168	51		219	13,276	29	13,524

Total	$884	$204	$—	$1,088	$383,392	$1,800	$386,280

The following tables summarize information concerning impaired loans as of and for the three and nine months ended September 30, 2017 and September 30, 2016, and as of and for the year ended, December 31, 2016 by major loan classification:

				Quarter		Year-to-Date
September 30, 2017	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$1,738	$1,779		$1,800	$22	$1,674	$31
Real estate:
Construction
Commercial	4,684	4,684		1,834	20	1,746	34
Residential	403	470		199	4	460	24
Consumer	111	110		11	1	133	7

Total	6,936	7,043	—	3,844	47	4,013	96

With an allowance recorded:
Commercial	14	13	$226	63	4	131	1
Real estate:
Construction
Commercial	1,735	1,739	34	1,961	24	2,127	47
Residential				299	8
Consumer				124	1

Total	1,749	1,752	260	2,447	37	2,258	48

Commercial	1,752	1,792	226	1,863	26	1,805	32
Real estate:
Construction
Commercial	6,419	6,423	34	3,795	44	3,873	81
Residential	403	470	—	498	12	460	24
Consumer	111	110		135	2	133	7

Total	$8,685	$8,795	$260	$6,291	$84	$6,271	$144

				For the Year Ended
December 31, 2016	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$783	$835		$897	$46
Real estate:
Construction
Commercial	1,200	1,199		1,172	50
Residential	315	313		301	21
Consumer	104	102		85	5

Total	2,402	2,449	—	2,455	122

With an allowance recorded:
Commercial	439	439	$375	123	5
Real estate:
Construction
Commercial	3,122	3,126	229	2,577	99
Residential				25
Consumer

Total	3,561	3,565	604	2,725	104

Commercial	1,222	1,274	375	1,020	51
Real estate:
Construction
Commercial	4,322	4,325	229	3,749	149
Residential	315	313	—	326	21
Consumer	104	102		85	5

Total	$5,963	$6,014	$604	$5,180	$226

				Quarter		Year-to-Date
September 30, 2016	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance:
Commercial	$814	$866		$882	$15	$900	$35
Real estate:
Construction
Commercial	1,790	1,789		1,286	17	1,296	36
Residential	307	419		308	7	299	15
Consumer	116	115		111	3	85	5

Total	3,027	3,189	—	2,587	42	2,580	91

With an allowance recorded:
Commercial	110	110	$1	117	1	124	4
Real estate:
Construction
Commercial	2,558	2,559	489	2,568	39	2,579	82
Residential		75				24
Consumer

Total	2,668	2,744	490	2,685	40	2,727	86

Commercial	924	976	1	999	16	1,024	39
Real estate:
Construction
Commercial	4,348	4,348	489	3,854	56	3,875	118
Residential	307	494	—	308	7	323	15
Consumer	116	115		111	3	85	5

Total	$5,695	$5,933	$490	$5,272	$82	$5,307	$177

6. Other assets:

The components of other assets at September 30, 2017 and December 31, 2016 are summarized as follows:

	September 30, 2017	December 31, 2016
Other real estate owned	$230	$699
Bank owned life insurance	11,736	11,489
Restricted equity securities	291	1,039
Other assets	2,223	1,611

Total	$14,480	$14,838

7. Fair value estimates:

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels or inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Company used the following methods and significant assumptions to estimate fair value:

Investment Securities: The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on market prices of similar securities (Level 2) using matrix pricing. For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other market indicators (Level 3).

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals or other valuations of the underlying collateral. Real estate appraisals may use a single valuation approach or a combination of approaches including use of comparable sales and the capitalization of income. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Non-real estate collateral may be valued using an appraisal, net book value per the borrower’s financial statements, or aging reports, adjusted or discounted based on management’s historical knowledge, changes in market conditions from the time of the valuation, and Management’s expertise and knowledge of the client and client’s business, resulting in a Level 3 fair value classification. Impaired loans are evaluated on a monthly basis for additional impairment and adjusted accordingly.

Real Estate Owned: Assets acquired through or instead of loan foreclosure are initially recorded at fair value less costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. Fair value is commonly based on recent real estate appraisals which are updated no less frequently than annually. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Real estate owned properties are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Appraisals for both collateral-dependent impaired loans and real estate owned are performed by certified general appraisers (for commercial properties) or certified residential appraisers (for residential properties) whose qualifications and licenses have been reviewed and verified by the Company. Once received, a member of the Loan Review Department reviews the assumptions and approaches utilized in the appraisal as well as the overall resulting fair value in comparison with independent data sources such as recent market data or industry-wide statistics. On an annual basis, the Company compares the actual selling price of collateral that has been sold to the most recent appraised value to determine what additional adjustment should be made to the appraisal value to arrive at fair value. The most recent analysis performed indicated that a discount of 10% should be applied to properties with appraisals performed within 12 months.

Assets and liabilities measured at fair value on a recurring basis at September 30, 2017 and December 31, 2016 are summarized as follows:

	Fair Value Measurement Using
September 30, 2017	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
State and municipals:
Tax-exempt	$12,039		$12,039
Mortgage-backed securities:
U.S. Government-sponsored enterprises	28,589		$28,589
Equity securities, mutual funds	3,241	$3,241

Total	$43,869	$3,241	$40,628	$—

	Fair Value Measurement Using
December 31, 2016	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
State and municipals:
Tax-exempt	$16,361		$16,361
Mortgage-backed securities:
U.S. Government-sponsored enterprises	36,472		36,472
Equity securities, mutual funds	3,170	$3,170

Total	$56,003	$3,170	$52,833	$—

Assets and liabilities measured at fair value on a nonrecurring basis at September 30, 2017 and December 31, 2016 are summarized as follows:

	Fair Value Measurement Using
September 30, 2017	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans
Commercial owner-occupied real estate	$1,749			$1,749
Other real estate owned
Residential	13			13
Commercial owner-occupied	217			217

Total	$1,979	$—	$—	$1,979

	Fair Value Measurement Using
December 31, 2016	Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans
Commercial owner-occupied real estate	$1,542			$1,542
Other real estate, net
Residential	159			159
Commercial owner-occupied	540			540

Total	$2,241	$—	$—	$2,241

Fair values of impaired loans are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

Fair value of other real estate owned is generally determined through independent appraisals of the underlying collateral, which generally include various Level 3 inputs which are not identifiable. Appraisals may be adjusted by management for qualitative factors such as economic conditions and estimated liquidation expenses. The range and weighted average of liquidation expenses and other appraisal adjustments are presented as a percent of the appraisal.

The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which the Company utilized Level 3 inputs to determine fair value at September 30, 2017:

	Quantitative Information about Level 3 Fair Value Measurements
September 30, 2017	Fair Value Estimate	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Impaired loans
Commercial real estate
Owner occupied	$276	Sales comparison	Comparable sales adjustment	-22% to -4%	(12)%
Non-owner occupied	1,473	Income comparison	Capitalization rate	10%	(10)%
Other real estate, net
Residential real estate	13	Sales comparison	Comparable sales adjustment	-9% to -28%	(16)%
Commercial real estate owner occupied	217	Sales comparison	Comparable sales adjustment	-3% to -6%	(5)%

The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which the Company utilized Level 3 inputs to determine fair value at December 31, 2016:

	Quantitative Information about Level 3 Fair Value Measurements
December 31, 2016	Fair Value Estimate	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Impaired loans
Commercial real estate
Owner occupied	$972	Sales comparison	Comparable sales adjustment	-48% to -5%	(9)%
Owner occupied	570	Cost approach	Accumulated depreciation	23% to 29%	(26)%
Other real estate, net
Residential real estate	159	Sales comparison	Comparable sales adjustment	0% to 18%	(8)%
Commercial real estate owner occupied	540	Income comparison	Capitalization rate	9%	(9)%

Fair value is generally determined through independent appraisals of the underlying collateral, which generally include various Level 3 Inputs which are not identifiable.

Appraisals may be adjusted by management for qualitative factors such as economic conditions and estimated liquidation expenses. The range and weighted average of liquidation expenses and other appraisal adjustments are presented as a percent of the appraisal.

The carrying and fair values of the Company’s financial instruments at September 30, 2017 and December 31, 2016 and their placement within the fair value hierarchy are as follows:

		Fair Value Hierarchy
September 30, 2017	Carrying Amount	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and cash equivalents	$2,071	$2,071	$2,071
Interest-bearing deposits	29,951	29,951	29,951
Securities available for sale	43,869	43,869	3,241	$40,628
Loans, net	392,038	389,524			$389,524
Federal Home Loan Bank stock	227	N/A
Accrued interest receivable	894	894	149		745
Financial assets:
Deposits	$437,817	$438,845		$438,845
Federal Home Loan Bank advances	—
Subordinated debentures	9,000	6,801		6,801
Accrued interest payable	256	256		256

		Fair Value Hierarchy
December 31, 2016	Carrying Amount	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and cash equivalents	$2,465	$2,465	$2,465
Interest-bearing deposits	3,350	3,350	3,350
Securities available for sale	56,003	56,003	3,170	$52,833
Loans, net	382,663	375,527			$375,527
Federal Home Loan Bank stock	976	N/A
Accrued interest receivable	1,101	1,101	222		879
Financial assets:
Deposits	$399,738	$398,505		$398,505
Federal Home Loan Bank advances	16,500	16,500		16,500
Subordinated debentures	9,000	8,255		8,255
Accrued interest payable	207	207		207